UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest Event Reported):  December 10, 2010

THE KEYW HOLDING CORPORATION
(Exact name of Registrant as specified in its charter)

Commission File No.  001-34891

Maryland	27-1594952
(State or other jurisdiction of	(IRS Employer ID No.)
incorporation or organization)

1334 Ashton Road, Suite A
Hanover, Maryland	21076
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code:	(443) 270-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE KEYW HOLDING CORPORATION

Item 2.01 Completion of Acquisition of Assets.

On December 10, 2010, pursuant to a Stock Purchase Agreement by and among The KEYW Holding Corporation (“KEYW”), Everest Technology Solutions, Inc. (“Everest”), ETS Holdings, Inc. (“Seller”), and certain stockholders of ETS Holdings, Inc. (the “Agreement”), KEYW acquired all of the outstanding capital stock of Everest for $28.0 million in cash and 149,054 shares of KEYW common stock (exclusive of accounting and attorney fees and customary closing costs and adjustments).  The KEYW shares were valued at the average closing price of  KEYW common stock for the ten trading days prior to closing and are subject to a 180 day lock-up beginning at closing, as well as registration rights in the event that KEYW files specified stock registrations within six months from closing of the transaction.

KEYW, Everest and the sellers have made customary representations and warranties in the Agreement.  The Agreement contains customary indemnification obligations of each party with respect to breaches of representations, warranties and covenants and certain other specified matters. Under the Agreement, all of the KEYW common shares issued will remain in escrow following the closing to satisfy potential indemnification claims by KEYW, with such shares (less any indemnity amounts paid therefrom) to be released following the fifteen month anniversary of the closing, subject to pending indemnity claims and otherwise in accordance with the terms of the Agreement.

On December 13, 2010, KEYW issued a press release announcing the completion of the Everest acquisition, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Exhibit 2.1
Stock Purchase Agreement, dated as of December 2, 2010, by and among The KEYW Holding Corporation, Everest Technology Solutions, Inc., ETS Holdings, Inc., and certain stockholders of ETS Holdings, Inc. (1) (2)

Exhibit 99.1	The KEYW Holding Corporation Press Release, dated December 13, 2010, announcing the completion of the acquisition of Everest Technology Solutions, Inc. (1).

(1)	Filed herewith.

(2)
The schedules and exhibits to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of such schedules and exhibits to the Securities and Exchange Commission upon request.

2

THE KEYW HOLDING CORPORATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KEYW HOLDING CORPORATION
(Registrant)

/s/ Leonard Moodispaw
DATE: December 16, 2010	Leonard Moodispaw
Chief Executive Officer

3

THE KEYW HOLDING CORPORTION

EXHIBIT INDEX

Exhibit
Number	Description

Exhibit 99.1	The KEYW Holding Corporation Press Release, dated December 13, 2010, announcing the completion of the acquisition of Everest Technology Solutions, Inc. (1)

Exhibit 2.1
Stock Purchase Agreement, dated as of December 2, 2010, by and among The KEYW Holding Corporation, Everest Technology Solutions, Inc., ETS Holdings, Inc., and certain stockholders of ETS Holdings, Inc. (1) (2)

(1)	Filed herewith.

(2)
The schedules and exhibits to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish copies of such schedules and exhibits to the Securities and Exchange Commission upon request.